REIMBURSEMENT AND COMMITMENT FEE AGREEMENT

         REIMBURSEMENT AND COMMITMENT FEE AGREEMENT dated May 4, 1998 among GST TELECOMMUNICATIONS, INC., a federally chartered Canadian corporation ("GST"), GST USA, INC., a Delaware corporation ("GST USA"), and GST NETWORK FUNDING, INC., a Delaware corporation ("GST Funding"). Capitalized terms used and not defined in this Agreement have the meanings set forth or referred to in the Indenture (as defined below).

         WHEREAS, GST Funding shall issue on the date hereof $500,000,000 principal amount at maturity of its 10 1/2% Senior Secured Discount Notes due 2008 (the "Notes") pursuant to the terms of an Indenture (the "Indenture") dated the date hereof among GST, GST Funding, GST USA, and United States Trust Company of New York (the "Trustee");

         WHEREAS, the net proceeds to GST Funding from the sale of the Notes (the "Offering") must be used to purchase U.S. Government Securities (the "Pledged Securities") and the Pledged Securities must be pledged by GST Funding to the Trustee for the benefit of the holders of the Notes;

         WHEREAS, upon written request from GST Funding to the Trustee, the Pledged Securities will be released from the Pledge Account in order to finance the cost of Acquired Equipment;

         WHEREAS,  immediately  upon the acquisition of any Acquired  Equipment,
(i) GST Funding must grant a first priority security interest in such Acquired Equipment to the Trustee for the benefit of the holders of the Notes, (ii) GST USA must purchase the Acquired Equipment from GST Funding for an amount equal to the Acquired Equipment Cost and (iii) GST USA must issue a senior secured promissory note guaranteed by GST in an amount equal to the Acquired Equipment Cost payable to GST Funding (each, an "Intercompany Note").

         WHEREAS, the Notes will be secured by a first priority security interest in the Pledged Securities, the Pledge Account, the Intercompany Notes, the Fee Notes (as defined below) and this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce GST Funding to offer the Notes in the Offering, GST and GST USA hereby agree with GST Funding as follows:

         1. GST and GST USA hereby jointly and severally agree to (i) reimburse GST Funding for all expenses incurred by GST Funding in connection with the Offering and the purchase of Acquired Equipment and the transactions contemplated by the Indenture and the Pledge Agreement and (ii) pay to GST Funding a commitment fee (the "Commitment Fee") in an amount equal to 4.5% per annum of the amount by which the aggregate principal amount at

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maturity  of the  Notes  exceeds  the  aggregate  principal  amount  of all  the
Intercompany Notes then held as security for the Notes.

         2. The Commitment Fee shall be paid semi-annually, in arrears, on each May 1 and November 1, commencing November 1, 1998 and shall be paid by GST USA issuing to GST Funding unsubordinated promissory notes (each a "Fee Note") guaranteed by GST on a senior basis; PROVIDED that the aggregate principal amount of the Fee Notes shall be reduced to the extent such principal amount exceeds the aggregate principal amount of the Notes less (x) the aggregate principal amount of Pledged Securities and cash then held in the Pledge Account, together with accrued interest thereon and (y) the aggregate principal amount of all Intercompany Notes then held as security for the Notes plus the amount of interest that will accrue on such Intercompany Notes by May 1, 2003. The Fee Notes will mature on May 1, 2003 and there will not be any payment of interest prior to maturity.

         3. MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. None of GST Funding, GST USA or GST has entered into, and on or after the date of this Agreement will enter into, any agreement that conflicts with the provisions hereof.

            (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented in a manner that adversely affects the rights of GST Funding, and waivers or consents to departures from the provisions hereof may not be given unless GST Funding, GST USA and GST have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Notes.

            (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (d) DESIGNATION OF PROCESS AGENT; SUBMISSION TO JURISDICTION. Each of GST Funding, GST USA and GST hereby (i) acknowledges that it has irrevocably designated and appointed Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, Attention: David J. Adler, Esq. (together with any successor, the "Process Agent"), as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Process Agent has accepted such designation, (ii) agrees that service of process upon the Process Agent and written notice of

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such  service  to GST  Funding,  GST USA or GST,  as the case may be  (mailed or delivered to GST's Chief Executive Officer at its principal office at 4001 Main Street, Vancouver, Washington 98663), shall be deemed in every respect effective service of process upon GST Funding, GST USA or GST, as the case may be, in any such suit, action or proceeding and (iii) agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as any of the Notes shall be outstanding. Each of GST Funding, GST USA and GST hereby agrees to submit to the nonexclusive jurisdiction of any federal or state court in the State of New York in any such suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein.

            (e) WAIVER OF IMMUNITY. To the extent that GST has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

            (f) GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

            (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (h) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder among GST Funding, GST USA and GST, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           GST TELECOMMUNICATIONS, INC.



                                           By /s/ Stephen Irwin
                                             -----------------------------------
                                             Name:  Stephen Irwin
                                             Title: Vice Chairman and Secretary

                                           GST USA, INC.




                                           By /s/ Stephen Irwin
                                             -----------------------------------
                                             Name:  Stephen Irwin
                                             Title: Senior Vice President

                                           GST NETWORK FUNDING, INC.





                                           By /s/ Stephen Irwin
                                             -----------------------------------
                                             Name:  Stephen Irwin
                                             Title: Senior Vice President